LEEWARD INVESTMENT TRUST
(FORMERLY, THE VERTICAL CAPITAL INVESTORS TRUST)

Oakhurst Defined Risk Fund
(formerly the Vertical Capital Defined Risk Fund)

Supplement to the Prospectus,
Summary Prospectus and
Statements of Additional Information

July 20, 2015
This supplement to the Prospectus, Summary Prospectus and Statement of Additional Information dated March 30, 2015 for the Oakhurst Defined Risk Fund (formerly the Vertical Capital Defined Risk Fund) ("Fund"), a series of the Leeward Investment Trust (formerly, the Vertical Capital Investors Trust), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement is to notify shareholders, prospective investors, and other interested parties that the ticker symbols for both of the Fund's share classes have been changed. The ticker symbol for the Institutional Class of shares is now OAKDX (formerly VDRIX), and the ticker symbol for the Advisor Class of shares is now OAKRX (formerly VCDRX).

Investors Should Retain This Supplement for Future Reference